UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 28, 2003


                          Commission File Number 0-5680


                                BURKE MILLS, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                    IRS EMPLOYER IDENTIFICATION (56-0506342)
                                 NORTH CAROLINA
            ---------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


                            191 Sterling Street, N.W.
                          Valdese, North Carolina 28690
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (828) 874-6341
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)


                                   No Changes
            ---------------------------------------------------------
             (Former name, former address and former fiscal year, if
                           changed since last report)



Item 5.  Other Events
---------------------

The information set forth in the Registrant's news release dated August 14, 2003 is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
------------------------------------------
(c)      Exhibits

(99)  The News Release

                                   SIGNATURES
                                   -----------

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               BURKE MILLS, INC.

                                       By: /s/Thomas I. Nail
 Date: August 14, 2003                      -----------------------
                                            Thomas I. Nail
                                            President and COO
                                            (Principal Financial Officer)






                                  EXHIBIT INDEX


Exhibit No.                         Description
-----------                         ------------

(99)                               The News Release

PRESS RELEASE (99)
FOR IMMEDIATE RELEASE - August 14, 2003
Page 1 of 3
----------------------------------------------------



Burke Mills, Inc. (OTC Bulletin Board) of Valdese, North Carolina, reports operating results for the thirteen weeks and twenty-six weeks ended June 28, 2003.

Net sales for the thirteen weeks ending June 28, 2003 decreased by 28.8% to $5,830,000 compared to $8,191,000 for the second quarter of 2002.

The Company recorded a net loss of ($300,000) for the thirteen week period compared to a net loss of ($217,000) for the same period in 2002. This resulted in a net loss per share of ($.11) compared to net loss of ($.08) in 2002.

Net sales for the twenty-six week period ending June 28, 2003 are $12,450,000 compared to $17,168,000 in 2002. The Company recorded a net loss for the period of ($418,600) compared to a net income of $71,000 in 2002. This resulted in a net loss per share of ($.15) versus net earnings of $.03 per share in 2002 .

            CONDENSED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                                   (Unaudited)

                              Thirteen Weeks Ended    Twenty-six Weeks Ended
                              --------------------    ------------------------
                              June 28,   June 29,      June 28,      June 29,
                               2003       2002          2003          2002
                              ------     ------        ------        ------
Net Sales                  $5,829,522   $8,191,434  $12,449,516    $17,167,579
---------                  ----------- -----------  -----------    -----------
Cost and Expenses
  Cost of Sales             5,798,502    7,610,232   11,918,436     15,529,482
  Selling, General and
    Administrative Expenses   544,533      618,435    1,183,576      1,317,171
  Factor's Charges             34,802       33,742       58,793         69,224
                          -----------  -----------   -----------   -----------
Total Costs and Expenses    6,377,837    8,262,409   13,160,805     16,915,877
                          -----------  -----------   -----------   -----------

Operating Earnings/(Loss)    (548,315)     (70,975)    (711,289)       251,702
                          -----------  -----------   -----------   -----------
Other Income
  Interest Income               9,701       14,109       16,868         23,550
  Gain/(Loss) on Disposal
    of Property                (7,906)      (2,216)      (7,906)        (1,891)
  Other, net                       82          125           84            522
                          -----------  -----------   -----------   -----------
    Total                       1,877       12,018        9,046         22,181
                          -----------  -----------   -----------   -----------

BURKE MILLS INC.
PRESS RELEASE -AUGUST 14, 2003
PAGE 2 OF 3



Other Expenses
  Interest Expense             29,110       43,928       61,676         95,703
  Other, net                  (16,800)      (7,309)     (33,600)       (14,617)
                          -----------  -----------   -----------   -----------
    Total                      12,310       36,619       28,076         81,086
                          -----------  -----------   -----------   -----------
Income/(Loss) before Provision
  for Income Taxes and Equity in
  Net Earnings of Affiliate  (558,748)     (95,576)    (730,319)       192,797

Provision (credit) for
  Income Taxes               (289,021)     121,600     (342,059)       121,600
                           ----------   ----------    ----------     ---------
Net Income/(Loss) before Equity
  in Net Earnings
  of Affiliate               (269,727)    (217,176)    (388,260)        71,197

Equity in Net Earnings (Loss)
  of Affiliate                (30,377)         -0-      (30,377)           -0-
                           -----------   ---------   ----------     ----------
Net Income/(Loss)            (300,104)    (217,176)    (418,637)        71,197

Retained Earnings at Beginning
  of Period                 8,048,438    8,774,126    8,166,972      8,485,753
                           ----------    ---------   ----------     ----------
Retained Earnings at End
  of Period                $7,748,335   $8,556,950   $7,748,335     $8,556,950
                           ==========   ==========   ==========     ==========

Earnings (Loss) Per Share  $   (0.11)   $    (.08)   $   (0.15)     $     .03
                           ==========  ===========   ==========     ==========
Dividends Per Share of
  Common Stock               None         None          None          None
                           ==========  ==========    ==========     ==========
Weighted Average Common
  Shares Outstanding        2,741,168   2,741,168     2,741,168     2,741,168
                           ==========  ==========    ==========     ==========


                            CONDENSED BALANCE SHEETS

                                                  June 28,      December 28,
                                                    2003           2002
                                                (Unaudited)      (Note A)
                                                -----------     -----------
        ASSETS
Current Assets
  Cash and cash equivalents                    $ 3,093,334      $ 4,191,173
  Accounts receivable                            2,514,771        2,269,089
  Inventories                                    2,637,660        2,095,863
  Prepaid expenses, taxes and other
     current assets                                513,784          114,000
                                               -----------      -----------
                  Total Current Assets           8,759,549        8,670,125
                                               -----------      -----------

Equity Investment in Affiliate                     581,898          612,275
                                               -----------      -----------
Property, Plant and Equipment - at cost        31,030,173        31,161,672
  Less:  Accumulated depreciation              21,757,144        20,939,167
                                               -----------      -----------
Property, Plant and Equipment - Net             9,273,028        10,222,505
                                               -----------      -----------

BURKE MILLS INC.
PRESS RELEASE - AUGUST 14, 2003
PAGE 3 OF 3



Other Assets
  Deferred income taxes                           703,200           703,200
  Deferred charges and other                       16,575            16,575
                                               -----------      -----------
Total Other Assets                                719,775           719,775
                                               -----------      -----------
Total Assets                                   $19,334,250      $20,224,680
                                               ===========      ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
  Current maturities of long-term debt         $ 1,178,571      $ 1,178,571
  Accounts payable                               1,275,451        1,097,131
  Accrued salaries, wages and vacation pay         181,350          100,848
  Other liabilities and accrued expenses           199,980          105,595
  Income taxes payable                                 -0-              -0-
                                               -----------      -----------
                  Total Current Liabilities      2,835,352        2,482,145

Long-term Debt                                   2,094,643        2,919,643
Deferred Income Taxes                            1,735,400        1,735,400
                                               -----------      -----------
                  Total Liabilities              6,665,395        7,137,188
                                               -----------      -----------
Shareholders' Equity
  Common stock, no par value(stated value, $.66)
    Authorized - 5,000,000 shares
    Issued and outstanding -  2,741,168 shares   1,809,171        1,809,171
    Paid-in capital                              3,111,349        3,111,349
    Retained earnings                            7,748,335        8,166,972
                                               -----------      -----------

                 Total Shareholders' Equity     12,668,855       13,087,492
                                               -----------      -----------
Total Liabilities & Shareholders' Equity       $19,334,250      $20,224,680
                                               ===========      ===========

Note A: The December 28, 2002, Condensed Balance Sheet has been derived from the audited financial statements at that date but does not include all of the information and footnotes required for generally accepted accounting principles for complete financial statements.

Burke Mills, Inc., is a processor of dyed,  twisted,  and textured yarns for the
automotive,   home  and  contract  upholstery   markets.   The  Company  employs
approximately 165 people.